SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K


                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                  October 20, 1998


                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                 (Exact name of company as specified in its charter)


            DELAWARE                  1-4717                  44-0663509
  (State or other jurisdiction    (Commission file           (IRS Employer
        of incorporation)             number)           Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105 (Address of principal executive offices) (Zip Code)


                  Company's telephone number, including area code:
                                  (816) 983 - 1303


                                   Not Applicable
            (Former name or former address if changed since last report)










Item 5.          Other Events

On October 20, 1998, Kansas City Southern Industries, Inc. ("KCSI") announced that a favorable tax ruling on the initial structure proposed to the Internal Revenue Service ("IRS") for the spin-off of its Financial Services business ("Spin-off") is not now expected. Accordingly, KCSI has withdrawn its pending request for a tax ruling. As a result of this action, the Spin-off will not occur during 1998, as previously contemplated.

KCSI is evaluating alternatives for completion of the Spin-off and plans to resubmit a request for a ruling to the IRS as soon as an alternative structure is developed that will allow the Spin-off to be completed with the benefit of a favorable tax ruling.



Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.         Document
            (99)                Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated October 20, 1998, entitled, "Kansas City Southern Industries, Inc. Announces Withdrawal of Request for Tax
                                Ruling," is attached hereto as Exhibit 99.1










SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern Industries, Inc.


Date: November 5, 1998                By:          /s/ Louis G. Van Horn
                                     -------------------------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)




EXHIBIT 99.1

Contact:                                   KCSI
    Landon H. Rowland (816-983-1393)       Kansas City Southern Industries, Inc.
    Chairman, President and CEO                            114 West 11th Street
                                                    Kansas City, Missouri 64105
    Joseph D. Monello (816-983-1213)
    Vice President & Chief Financial Officer             NYSE Symbol: KSU

    William H. Galligan (816-983-1551)                    Release No.: 1998-10:
    Asst. Vice President-Corporate Affairs               Date: October 20, 1998



                                  NEWS RELEASE
                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                 ANNOUNCES WITHDRAWAL OF REQUEST FOR TAX RULING

Kansas City, Missouri

    Kansas City Southern Industries, Inc. ("KCSI") announced today that a favorable tax ruling on the initial structure proposed to the Internal Revenue Service ("IRS") for the spin-off of its Financial Services business is not now expected. Accordingly, KCSI has withdrawn its pending request for a tax ruling but plans to resubmit a request for a ruling as soon as an alternative structure is developed. As a result, the spin-off will not occur this year, as previously contemplated.

    Joseph D. Monello, Vice President and Chief Financial Officer of KCSI, stated, "We had asked the IRS to issue a ruling on a structure for the spin-off that best fit our Company's business needs and met the technical requirements for a tax-free spin-off. The IRS ultimately decided to exercise its discretion not to issue an advance ruling because of certain concerns that a structure similar to ours might be used inappropriately in different circumstances. Because of the large amount of tax that could be owed if the spin-off were not tax-free to the Company and its stockholders, it is not prudent to proceed with a spin-off as proposed without a private letter ruling."

    Landon H. Rowland, Chairman, President and Chief Executive Officer of KCSI, stated, "The Company remains fully committed to the separation of the KCSI Transportation and Financial Services businesses. We plan to move ahead with the spin-off as promptly as possible using a structure that meets our business objectives without risking adverse tax consequences. The Company is studying alternatives for completion of the spin-off and expects to amend and resubmit our ruling request and continue to work with the IRS until the spin-off can be completed with the benefit of a favorable tax ruling."


                           . . . .  The End